EXHIBIT 23



                               [GRAPHIC  OMITED]



                               [GRAPHIC  OMITED]




                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated June 17, 2003 on the financial statements of Wizbang Technologies Inc. for the fiscal years ended March 31, 2003 and 2002 which are contained in the Company's annual report filed on Form 10-KSB .


Vancouver,  Canada
June  23,  2003

Manning  Elliott
CHARTERED  ACCOUNTANTS

/s/  "Manning  Elliott"
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